Exhibit 10.2

AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of November 9, 2021 (this “Amendment”), is by and between Lordstown Motors Corp., a Delaware corporation (the “Company”), and Daniel Ninivaggi (the “Executive”).

RECITALS:

WHEREAS, the Company and the Executive are parties to that certain Employment Agreement dated as of August 26, 2021 (the “Original Agreement”);

WHEREAS, the parties hereto desire to amend the Original Agreement on the terms and conditions set forth herein, effective as of November 29, 2021, in connection with the appointment of Edward Hightower as President of the Company;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Amendment of Original Agreement. Section 3(a) is hereby amended and restated in its entirety:

“(a)               Base Salary.  Company shall pay to Executive a base salary in the amount of $675,000 per annum (the “Annual Base Salary”), payable in equal periodic installments less all customary payroll deductions (with such annual salary for any part of a month to be paid on a prorated basis), in accordance with customary policies and normal payroll practices of Company.”

2.       Execution in Counterparts. This Amendment may be executed in any number of identical counterparts, any of which may contain the signatures of less than all parties, and all of which together shall constitute a single agreement.

3.       Applicable Law. All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by the internal laws of the State of Ohio applicable to agreements made and wholly to be performed in such state without regard to conflicts of law provisions of any jurisdiction.

4.       Effect of Amendment. Except as expressly amended hereby, all terms of the Original Agreement shall remain unmodified and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

COMPANY:

LORDSTOWN MOTORS CORP.

By:	/s/ Thomas V. Canepa
Name: Thomas V. Canepa
Its: General Counsel and Corporate Secretary

EXECUTIVE:

/s/ Daniel Ninivaggi
Daniel Ninivaggi

[Signature Page to Employment Agreement Amendment]